UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 17, 2015
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5

EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On February 17 and 18, 2015, the Compensation Committee and the Board of Directors of Northrop Grumman Corporation (the “Company”) approved the following compensation-related actions for the Company's named executive officers.

•
Approved the 2015 goals under the 2002 Incentive Compensation Plan (the “ICP”). The financial metrics selected for inclusion in the ICP (and their relative weightings) are similar to the 2014 goals and are as follows: pension-adjusted operating margin rate (35%); free cash flow conversion before discretionary pension funding (35%); awards expressed as book to bill ratio (15%); and pension-adjusted net income (15%).

•
Awarded Restricted Performance Stock Rights (“RPSR”) for the performance period 2015-2017 and approved the metrics for such RPSR awards, which continue to be measured in terms of relative total shareholder return. The Company also awarded Restricted Stock Rights (“RSR”) that will vest on February 18, 2018. Of the awards granted, 70% were comprised of RPSRs and 30% were comprised of RSRs, other than the awards granted to Mr. Bush which were comprised of 73% RPSRs and 27% RSRs. Similar to 2013 and 2014, the Compensation Committee did not award any stock options.

The Compensation Committee also approved the terms of the 2015 RPSR and RSR awards for the named executive officers and there are no material changes from the terms of the 2014 awards.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
Exhibit 10.1	Grant Certificate Specifying the Terms and Conditions Applicable to 2015 Restricted Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan
Exhibit 10.2	Grant Certificate Specifying the Terms and Conditions Applicable to 2015 Restricted Performance Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: February 20, 2015

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Grant Certificate Specifying the Terms and Conditions Applicable to 2015 Restricted Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan
Exhibit 10.2	Grant Certificate Specifying the Terms and Conditions Applicable to 2015 Restricted Performance Stock Rights Granted Under the 2011 Long-Term Incentive Stock Plan

5